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                                                                EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                 As independent public accountants, we hereby consent to the use of our reports dated February 21, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17807.



Atlanta, Georgia
March 26, 1997